UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
(Address of principal executive offices)                         (Zip code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2016
May 31, 2016

Goodwood SMID Cap Discovery Fund

Advisor Class Shares
Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Goodwood SMID Cap Discovery Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Goodwood SMID Cap Discovery Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609.  There is no affiliation between the Goodwood SMID Cap Discovery Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Goodwood SMID Cap Discovery Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements.  Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Common Stock Risk, Market Risk, Portfolio Turnover Risk, Small-Cap and Mid-Cap Securities Risk, Investment Advisor Risk, and Operating Risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting goodwood-funds.com

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863. The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2016.

For More Information on Your Goodwood SMID Cap Discovery Fund:

See Our Web site @ goodwood-funds.com
or
Call Our Shareholder Services Group at 800-773-3863.

450 Laurel Street|Suite 1601
Baton Rouge, Louisiana 70801
 866-841-8060 | www.goodwood-funds.com
July 1, 2016
Dear Fellow Shareholders of the Goodwood SMID Cap Discovery Fund:
Enclosed for your review is the Annual Report for the Goodwood SMID Cap Discovery Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust") for the fiscal year ending May 31, 2016.

The return for the Fund during this period was -13.93% for the Advisor Class Shares with no sales load, -17.77% for the Advisor Class Shares with the sales load, and -13.71% for the Institutional Class Shares.  This compares to 0.74% for the Russell 3000 Growth Index ® and 1.72% for the S&P 500 Total Return Index.

Average Annual Total Return for period ended June 30, 2016	One Year	Since Inception*	Gross Expense Ratio***
Goodwood SMID Cap Discovery Fund – Advisor Class Shares (without load)	-16.58%	5.24%	2.61%
Goodwood SMID Cap Discovery Fund – Advisor Class Shares (with load)	-20.34%	4.50%	2.61%
Goodwood SMID Cap Discovery Fund – Institutional Class Shares	-16.44%	-10.39%	2.36%
Russell 3000 Growth Index****	1.88%	12.84%	n/a
S&P 500 Total Return Index****	3.99%	12.32%	n/a

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month‐end, please visit ncfunds.com or call the Fund at (800) 773‐3863. Fee waivers and expense reimbursements have positively impacted Fund performance.

*The Fund's inception date is January 4, 2010.
**The Advisor has entered into an Operating Plan with the Administrator, through October 1, 2016, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan. These measures are intended to limit the Fund's operating expenses to 1.70% of the average daily net assets, exclusive of taxes, interest, brokerage fees and commissions, distribution and/or service (12b‐1) fees, acquired fund fees and expenses, and extraordinary expenses. The Operating Plan can only be terminated at the conclusion of the then‐current term by notice of non‐renewal to a party or mutual agreement of the parties. The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.
***Gross expense ratio is from the Fund's prospectus dated September 28, 2015.
****You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

The funny thing about adversity is that it forces us all to deal with it, to figure it out, to persevere. Both in life and investing - it defines us. I am proud of our team at Goodwood. They all kept their heads down, remained focused and demonstrated courage under fire over the last twelve months, which was the most difficult period for investing that we have experienced since 2008.
We are a small firm with fewer resources compared to almost all of our peer group, yet we navigated the last several months reasonably well. We did so by reducing exposures late in 2015, hedging positions and systematic risk, focusing our research efforts intensely on the best risk/reward investments and putting capital to work opportunistically as equity prices became dislocated from reality in our view.
Credit and uncertainty is almost always the assassin of equity values. The 21-month rise in High Yield credit spreads from May 2014 to February 2016 was the longest period of tightening credit conditions since the previous record of November 1997 to December 2000. In fact, on February 11, 2016 (Chesapeake Energy bankruptcy rumors), High Yield spreads reached 887 basis points – a level that has only been surpassed on 5 other occasions: Post-Telecom Bust (2000), Post-Enron/9-11 Attacks (2001), Post-Worldcom/Global Crossing/Conseco (2002), Post-Lehman/Washington Mutual/GM/CIT/Chrysler, etc. (2008/2009), and Post-US Debt Downgrade/MF Global (2011). 1
________________________________________________
1 Source: US High Yield Master II Option-Adjusted Spread; Bank of America Merrill Lynch

The last 24 months proved to be exceptional in many ways. Ironically, macroeconomic factors had an outsized impact on many Small Cap US stock prices. The 25% rise in the Trade Weighted US Dollar Index from July 2014 to January 2016 was one of the largest and longest periods of US Dollar appreciation in history.2
While the causes of the US Dollar's rise were plentiful, the results were singular – it sparked a global imbalance with significant consequences. If you think there was a single economy, commodity or asset class that was not impacted - positively or negatively – you would be mistaken. This was a terrible environment for fundamental value-based investment strategies like ours since those factors were of little use in determining equity price returns.
Most of you likely have your own opinion on whether the US Dollar should be stronger or weaker versus other currencies. While we are certainly not currency experts, we are students of history and, prefer to analyze data rather than subscribe to conventional wisdom and simplistic explanations.
The only other times since the 1970's that the US Dollar has experienced a parabolic move higher were in the inflationary early 1980's (the opposite of the last several years) and the US economic expansion of the late 1990's (also the opposite of the last several years). We are hard-pressed to find any empirical data to explain the Dollar's rise other than divergent Central Bank policies. The changes at the margin typically determine changes in direction.
The bottom line in our view is that the conditions that led to the rise in the Dollar, the contraction in US and Emerging Market economies, much of the decline in ALL commodity prices, the rise in credit spreads, and what can only be described as total destruction of equity values in many US equity sectors – are now "known knowns."
It is no coincidence that the highs in the Dollar occurred at the same time as the highs in credit spreads, the lows in inflation expectations, the lows in commodity prices, the lows in emerging market assets – and the lows in our portfolio.3
The following is from our Q4 2015 letter and is worth referencing:4
"As we see it, there are a handful of potential outcomes going forward.
1.	The market dynamics of 2015 persist in 2016. In this case, we will likely underperform on a relative basis.
2.
The momentum trade of 2015 experiences a true mean reversion (without a significant change in fundamentals) where the prior leaders lags and the laggards lead – value outperforms growth; small cap value outperforms large cap growth. In this case, we will likely outperform, perhaps significantly. This would a 2001 type of market.

3.
We are on the cusp of a US recession. In this case, it is unclear how our portfolio would perform, since many of our holdings are already trading at recessionary absolute and relative valuations – effectively discounting such a scenario. Some industries are effectively discounting a 2008 scenario.

4.	The market is surprised by a reversal of Federal Reserve policy – which could be viewed as good or bad.
____________________________
2 Real Trade-Weighted US Dollar Index: Major Currencies; Federal Reserve
3 For the period 6/1/2015 – 5/31/2016
4 Full text of Advisor letter available: www.goodwood-capital.com

5.	We are on the cusp of a marked acceleration in Global GDP. In this case, value would likely outperform growth, and small caps outperform large caps.
6.
We are on the cusp of a marked deceleration in Global GDP. In this case most stocks would likely fall, presumably the most overvalued would fall more, but currently depressed stocks could fall as well. "

As it turned out, observations 2 and 4 have certainly begun to unfold. Points 1 and 6 appear to be off the table. Point 3 - we would argue that the US entered a mild recession beginning in the summer of 2015 and began to recover in Q1 2016. Point 5 - therefore may be underway as a result of the early stages of a reversal in the conditions that led to global growth contracting in the first place.
To reference our Q4 2015 letter again, we outlined the following:
"The factors that would cause us to become far less cautious would be:
1.	Stabilization in commodity prices and therefore credit spreads and counterparty risks
2.	A deceleration in the rate of increase in the US Dollar and depreciation of the Yuan
3.	A calming of geopolitical tensions
4.	An acceleration in US and Chinese economic activity and a continued rise in Global PMIs
5.
A change in economic incentives from debt issuance/stock buybacks to productive capital expenditures – as it stands today; companies that issued debt to acquire cash generating assets are being punished.

6.	A gradual rise in interest rates and inflation expectations (a reversal of the current dynamic)
7.	The beginning of evidence of a mean reversion in asset class valuations"
Throughout early 2016, every one of these factors changed for the better. Are we out of the woods? Not entirely. But as James Montier5 describes – we see a "slightly lighter shade of dark."
To be honest, we detest writing about macro factors as much as we dislike analyzing them. We would much rather be writing about our core, long term investment themes and individual companies. That being said, all the points discussed above have also created very attractive valuations for many individual companies we follow.
We are often asked to describe our investment style. That is not a one sentence answer, nor should it be. We will always have core long term positions where we have a strong fundamental conviction, but will not let those positions become significantly outsized and expose the portfolio to permanent loss situations. We will actively hedge our core positions with put options when near term event risks become elevated. Likewise, we will actively increase exposures opportunistically.
Outside of our core holdings, we are generally attracted to stocks that are out of favor for various reasons or are misunderstood. We thrive in situations where we can gain an informational edge (research), price level (value), timing advantage (early), or use size to our advantage (agility). Those instances rarely exist all at the same time, but they certainly are more prevalent in 2016 in our view.
At times, our portfolio may hold more "growth" or "value" stocks. That will rarely be by design, and more often by happenstance and opportunity. Frankly, we do not monitor such labels as a condition for an investment consideration – they are often incorrect anyway.
____________________________
5 The Little Book of Behavioral Investing; James Montier

As we conclude an encouraging first several months of 2016, we think we are in the early stages of a multi-year recovery in asset values of many of our portfolio companies. In contrast to many concentrated managers, we decided to become less concentrated than we have been historically. The reason is simply that the opportunity set has expanded and we can take less position risk and still maintain comparable (potentially greater) upside capture. Where we have increased company specific upside conviction, we can express that via call options and also risk less capital. Where we have increased company specific downside risk, we can reduce via put options.
And finally, where we find compelling opportunities, we now have the ability to take short positions in individual stocks – something we have done our entire careers, but only recently within the mutual fund.
Thank you for your continued investment consideration. Please call or email us at any time to discuss the Goodwood SMID Cap Discovery Fund and our investment approach.

Respectfully,

Ryan D. Thibodeaux
ryan@goodwoodcapitalmgmt.com

Joshua L. Pesses
josh@goodwoodcapitalmgmt.com

Goodwood Advisors, LLC

The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

(RCGDW0816001)

Goodwood SMID Cap Discovery Fund

Performance Update - Advisor Class Shares
(Unaudited)

For the period from January 4, 2010 (Date of Initial Public Investment) through May 31, 2016

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,550 after maximum sales load of 4.50%) at January 4, 2010 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Goodwood SMID Cap Discovery Fund - Advisor Class Shares versus the Russell 3000 Growth Index® and the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
May 31, 2016	Year	Year	Inception	Date	Ratio*
Goodwood SMID Cap Discovery Fund - No Sales Load	-13.93%	2.24%	6.18%	01/04/10	2.61%
Goodwood SMID Cap Discovery Fund - 4.50% Sales Load	-17.77%	1.69%	5.60%	01/04/10	2.61%
S&P 500 Total Return Index	1.72%	11.67%	12.44%	N/A	N/A
Russell 3000 Growth Index ®	0.74%	11.79%	13.08%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2015.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting goodwood-funds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Goodwood SMID Cap Discovery Fund

Performance Update - Institutional Class Shares
(Unaudited)

For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2016

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at July 16, 2014 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Goodwood SMID Cap Discovery Fund - Institutional Class Shares versus the Russell 3000 Growth Index® and the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2016	Year	Inception	Date	Ratio*
Goodwood SMID Cap Discovery Fund	-13.71%	-8.26%	07/16/14	2.36%
S&P 500 Total Return Index	1.72%	5.28%	N/A	N/A
Russell 3000 Growth Index ®	0.74%	6.82%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2015.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting goodwood-funds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Goodwood SMID Cap Discovery Fund

Schedule of Investments

As of May 31, 2016
		Shares	Value (Note 1)

COMMON STOCKS - 87.43%

Consumer Discretionary - 8.91%
*	Deckers Outdoor Corp.	4,750	$249,802
	Ethan Allen Interiors, Inc.	6,750	227,948
*	GoPro, Inc.	27,000	277,290
	Libbey, Inc.	16,500	281,985
*	Malibu Boats, Inc.	18,000	244,800
	Wynn Resorts Ltd.	3,250	312,585
			1,594,410
Energy - 1.94%
*	Cloud Peak Energy, Inc.	71,500	140,140
*	Matrix Service Co.	12,500	207,125
			347,265
Financials - 3.16%
	Artisan Partners Asset Management, Inc.	10,000	326,800
*	LendingClub Corp.	50,000	238,000
			564,800
Health Care - 23.61%
*	ACADIA Pharmaceuticals, Inc.	7,500	265,725
	Aceto Corp.	10,000	223,100
*	ANI Pharmaceuticals, Inc.	4,500	243,675
*	Aratana Therapeutics, Inc.	45,000	320,850
*	AtriCure, Inc.	14,000	202,860
*	BioDelivery Sciences International, Inc.	71,769	161,480
*	BioScrip, Inc.	50,000	135,000
*	Coherus Biosciences, Inc.	10,750	200,487
*	Collegium Pharmaceutical, Inc.	28,000	468,160
*	Five Star Quality Care, Inc.	100,000	201,000
*	Flexion Therapeutics, Inc.	17,500	305,200
*	Heron Therapeutics, Inc.	25,000	535,000
*	La Jolla Pharmaceutical Co.	12,500	201,250
*	Lannett Co., Inc.	9,000	219,510
*	Mast Therapeutics, Inc.	350,000	135,100
*	MEI Pharma, Inc.	159,000	228,960
*	The Spectranetics Corp.	9,750	178,620
			4,225,977
Industrials - 28.17%
	ArcBest Corp.	16,000	275,680
	Argan, Inc.	8,250	286,275
	CDI Corp.	50,000	317,500
	Celadon Group, Inc.	25,000	247,000
*	Colfax Corp.	14,000	379,260
	Encore Wire Corp.	8,250	321,667
	FreightCar America, Inc.	15,000	216,150

			(Continued)

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Continued

As of May 31, 2016
		Shares	Value (Note 1)

COMMON STOCKS - Continued

Industrials - Continued
*	Generac Holdings, Inc.	8,000	$303,280
*	Genesee & Wyoming, Inc.	6,750	405,473
	H&E Equipment Services, Inc.	12,500	240,250
*	Kirby Corp.	5,350	374,928
*	Northwest Pipe Co.	20,250	188,325
*	Orion Group Holdings, Inc.	38,901	181,668
*	Quanta Services, Inc.	15,250	366,457
	Raven Industries, Inc.	13,000	262,080
	Student Transportation, Inc	39,000	185,640
	Trinity Industries, Inc.	13,100	236,586
	Triumph Group, Inc.	6,750	254,678
			5,042,897
Information Technology - 1.27%
*	TrueCar, Inc.	30,000	227,700
			227,700
Materials - 20.37%
*	Century Aluminum Co.	30,000	193,800
	CF Industries Holdings, Inc.	10,000	276,600
	Eagle Materials, Inc.	5,000	391,600
	Freeport-McMoRan, Inc.	15,000	166,200
*	Horsehead Holding Corp.	30,000	8,700
*	LSB Industries, Inc.	15,300	201,195
	Methanex Corp.	20,000	658,400
	Olin Corp.	13,500	310,635
	The Mosaic Co.	9,250	233,377
	TimkenSteel Corp.	32,500	291,200
	United States Steel Corp.	17,500	253,225
	Westlake Chemical Corp.	15,000	661,950
			3,646,882

	Total Common Stocks (Cost $15,858,459)		15,649,931

LIMITED PARTNERSHIPS - 2.86%
	Plains All American Pipeline LP	14,000	323,820
	Plains GP Holdings LP	20,000	187,800

	Total Limited Partnerships (Cost $559,198)		511,620

MASTER LIMITED PARTNERSHIP - 1.41%
	Hi-Crush Partners LP	29,000	252,880

	Total Master Limited Partnership (Cost $212,117)		252,880
			(Continued)

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Continued

As of May 31, 2016
					Value (Note 1)

CALL OPTIONS PURCHASED - 3.63%		Contracts (a)	Exericse Price	Expiration Date
*	ANI Pharmaceuticals, Inc.	175	$55.00	7/15/2016	$47,250
*	Aratana Therapeutics, Inc.	250	7.50	8/20/2016	22,500
*	ArcBest Corp.	300	22.50	6/18/2016	3,750
*	ArcBest Corp.	1,000	20.00	6/18/2016	2,500
*	Century Aluminum Co.	400	7.00	7/16/2016	16,200
*	Colfax Corp.	350	30.00	9/17/2016	44,625
*	Currency Shares Euro Trust	600	114.00	7/16/2016	6,600
*	Deckers Outdoor Corp.	300	55.00	6/18/2016	20,250
*	DepoMed, Inc.	50	18.00	6/18/2016	13,125
*	DSW, Inc.	350	22.50	6/18/2016	5,250
*	Flexion Therapeutics, Inc.	50	12.50	6/18/2016	23,500
*	FreightCar America, Inc.	400	15.00	6/18/2016	17,000
*	FreightCar America, Inc.	200	17.50	6/18/2016	2,500
*	Generac Holdings, Inc.	175	40.00	8/20/2016	27,125
*	Genesee & Wyoming, Inc.	500	70.00	6/18/2016	11,250
*	GoPro, Inc.	350	10.00	7/16/2016	33,600
*	H&E Equipment Services, Inc.	1,000	22.50	6/18/2016	10,000
*	Heron Therapeutics, Inc.	2,500	35.00	6/18/2016	43,750
*	iShares Russell 2000 ETF	500	118.00	7/1/2016	38,500
*	La Jolla Pharmaceutical Co.	150	17.50	7/16/2016	19,500
*	Libbey, Inc.	500	20.00	6/18/2016	50,000
*	LSB Industries, Inc.	300	15.00	6/18/2016	12,000
*	MEI Pharma, Inc.	1,000	2.50	12/17/2016	33,000
*	Methanex Corp.	500	35.00	7/16/2016	57,500
*	Northwest Pipe Co.	500	10.00	6/18/2016	11,250
*	Plains GP Holdings LP	300	11.00	8/20/2016	14,250
*	The Mosaic Co.	1,500	29.00	6/18/2016	6,750
*	The Williams Cos., Inc.	50	19.00	6/18/2016	18,950
*	Valeant Pharmaceuticals, Inc.	250	45.00	6/18/2016	1,875
*	Westlake Chemical Corp.	850	50.00	7/16/2016	36,125

	Total Call Options Purchased (Cost $1,063,844)				650,475

PUT OPTIONS PURCHASED - 0.30%
*	Best Buy Co., Inc.	250	31.00	6/18/2016	10,625
*	Burlington Stores, Inc.	150	50.00	6/18/2016	1,875
*	Kirby Corp.	400	65.00	6/18/2016	14,000
*	Atmos Energy Corp.	300	70.00	6/18/2016	11,250
*	NextEra Energy, Inc.	300	115.00	6/18/2016	12,750
*	Utilities Select Sector SPDR	1,050	47.50	6/4/2016	2,625

	Total Put Options Purchased (Cost $202,035)				53,125

					(Continued)

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Continued

As of May 31, 2016
					Value (Note 1)

U.S. TREASURY BILLS - 10.33%		Shares	Yield	Maturity Date
*†	United States Treasury Bill	1,100,000	0.000%	6/2/2016	$1,099,996
*†	United States Treasury Bill	750,000	0.000%	7/21/2016	749,736

	Total U.S. Treasury Bills (Cost 1,849,823)				1,849,732

SHORT-TERM INVESTMENT - 5.60%				Shares
§	Fidelity Institutional Money Market Funds-Money Market Portfolio, 0.34%			1,002,054	1,002,054

	Total Short-Term Investment (Cost $1,002,054)				1,002,054

Total Value of Investments (Cost $20,747,530) - 111.56%					$19,969,817

Total Value of Securities Sold Short (Proceeds $2,126,966) - (11.89)%					(2,129,161)

Total Value of Options Written (Premiums Received $46,512) - (0.26)%					(47,375)

Other Assets Less Liabilities - 0.59%					106,361

Net Assets - 100.00%					$17,899,642

*	Non-income producing investment
§	Represents 7 day effective yield
(a)	Each contract is equivalent to 100 shares of the underlying common stock.
†	All or a portion of security is segregated as collateral
	for securities sold short and options written
The following abbreviation or acronym is used in this portfolio:
	LP - Limited Partnership

	Summary of Investments		% of Net
	by Sector		Assets	Value
	Consumer Discretionary		8.91%	$1,594,410
	Energy		1.94%	347,265
	Financials		3.16%	564,800
	Health Care		23.61%	4,225,977
	Industrials		28.17%	5,042,897
	Information Technology		1.27%	227,700
	Materials		20.37%	3,646,882
	Limited Partnerships		2.86%	511,620
	Master Limited Partnership		1.41%	252,880
	Call Options Purchased		3.63%	650,475
	Put Options Purchased		0.30%	53,125
	U.S. Treasury Bills		10.33%	1,849,732
	Short-Term Investment		5.60%	1,002,054
	Securities Sold Short		-11.89%	(2,129,161)
	Options Written		-0.26%	(47,375)
	Other Assets Less Liabilities		0.59%	106,361
	Total		100.00%	$17,899,642

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Schedule of Securities Sold Short

As of May 31, 2016
	Shares	Value (Note 1)

SECURITIES SOLD SHORT - 11.89%

COMMON STOCKS - 11.89%

Consumer Discretionary - 1.49%
Best Buy Co., Inc.	3,000	$96,510
Domino's Pizza, Inc.	700	84,616
The Wendy's Co.	8,500	87,380
		268,506
Consumer Staples - 5.83%
Calavo Growers, Inc.	2,250	127,373
Campbell Soup Co.	2,000	121,140
Dr Pepper Snapple Group, Inc.	1,800	164,520
Kellogg Co.	2,000	148,740
McCormick & Co., Inc.	2,000	194,140
Pinnacle Foods, Inc.	3,000	126,390
The Clorox Co.	1,250	160,675
		1,042,978
Financials - 1.40%
American Campus Communities, Inc.	2,500	117,550
Ventas, Inc.	2,000	132,660
		250,210
Information Technology - 0.62%
* FleetCor Technologies, Inc.	750	111,667
		111,667
Materials - 1.53%
* Harmony Gold Mining Co. Ltd.	12,500	38,250
International Flavors & Fragrances, Inc.	1,500	193,500
Yamana Gold, Inc.	10,000	41,800
		273,550
Utilities - 1.02%
Atmos Energy Corp.	2,500	182,250
		182,250

Total Common Stocks (Proceeds $2,126,966)		2,129,161

Total Securities Sold Short (Proceeds $2,126,966)		$2,129,161

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Schedule of Options Written

As of May 31, 2016
				Value (Note 1)

OPTIONS WRITTEN - 0.26%

Call Options Written - 0.03%	Contracts (a)	Exericse Price	Expiration Date
* TrueCar, Inc.	100	$7.50	6/18/2016	$5,250

Total Call Options Written (Premiums Received $4,333)				5,250

Put Options Written - 0.23%
* TimkenSteel Corp.	250	10.00	6/18/2016	34,375
* Westlake Chemical Corp.	100	40.00	7/16/2016	7,750

Total Put Options Written (Premiums Received $42,179)				42,125

Total Options Written (Premiums Received $46,512)				$47,375

(a)		Each contract is equivalent to 100 shares of the underlying common stock.

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Statement of Assets and Liabilities

As of May 31, 2016

Assets:
Investments, at value (cost $20,747,530)	$19,969,817
Deposits with broker	949,545
Receivables:
Fund shares sold	1,476
Investments sold	169,604
Dividends and interest	17,117

Total assets	21,107,559

Liabilities:
Securities sold short, at value (Proceeds $2,126,966)	2,129,161
Options written, at value (Premiums received $46,512)	47,375
Payables:
Fund shares repurchased	335
Investments purchased	998,897
Dividends on securities sold short	2,800
Accrued expenses:
Advisory fees	18,999
Administration fees	6,771
Interest expense	2,573
Distribution and service fees - Advisor Class Shares (note 3)	1,006

Total liabilities	3,207,917

Net Assets	$17,899,642

Net Assets Consist of:
Paid in interest	$19,963,118
Accumulated net investment loss	(52,222)
Accumulated net realized loss on investments, securites sold short, and options written	(1,230,483)
Net unrealized depreciation on investments, securities sold short, and options written	(780,771)

Total Net Assets	$17,899,642

Advisor Class Shares outstanding, no par value (unlimited authorized shares)	577,284
Net Assets	$4,972,415
Net Asset Value and Redemption Price Per Share	$8.61
Maximum Offering Price Per Share ($8.61 ÷ 95.50%)	$9.02

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	1,551,141
Net Assets	$12,927,227
Net Asset Value, Redemption Price, and Maximum Offering Price Per Share	$8.33

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Statement of Operations

For the fiscal year ended May 31, 2016

Investment Income:
Dividends (net of withholding taxes of $2,447)	$142,629
Interest	867

Total Investment Income	143,496

Expenses:
Advisory fees (note 2)	140,643
Administration fees (note 2)	50,632
Distribution and service fees - Advisor Class Shares (note 3)	16,695
Dividend expense	8,528
Interest expense	4,544

Total Expenses	221,042

Net Investment Loss	(77,546)

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss from investments	(1,075,803)
Net realized loss on securities sold short	(22,533)
Net realized gain on options written	39,066
Total net realized loss	(1,059,270)

Net change in unrealized depreciation on investments	(843,524)
Net change in unrealized depreciation on securities sold short	(2,195)
Net change in unrealized depreciation on options written	(863)
Total net change in unrealized depreciation	(846,582)

Net Realized and Unrealized Loss on Investments	(1,905,852)

Net Decrease in Net Assets Resulting from Operations	$(1,983,398)

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,	2016	2015

Operations:
Net investment loss	$(77,546)	$(161,345)
Net realized loss on investment transactions	(1,059,270)	(45,561)
Net change in unrealized appreciation (depreciation) on investments	(846,582)	1,797

Net Decrease in Net Assets Resulting from Operations	(1,983,398)	(205,109)

Distributions to Shareholders From:
Net realized capital gains
Advisor Class Shares	(27,091)	(151,731)
Institutional Class Shares	(14,658)	(56,972)

Decrease in Net Assets Resulting from Distributions	(41,749)	(208,703)

Beneficial Interest Transactions:
Shares sold	16,564,618	11,754,023
Reinvested dividends and distributions	39,336	161,901
Redemption fees	-	1,120
Shares repurchased	(10,469,411)	(5,461,582)

Increase from Beneficial Interest Transactions	6,134,543	6,455,462

Net Increase in Net Assets	4,109,396	6,041,650

Net Assets:
Beginning of Year	13,790,246	7,748,596
End of Year	$17,899,642	$13,790,246

Accumulated Net Investment Loss	$(52,222)	$(74,205)

See Notes to Financial Statements		(Continued)

Goodwood SMID Cap Discovery Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,	2016		2015

Share Information:
Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	539,916	$ 4,720,701	624,978	$ 6,493,494
Reinvested dividends and distributions	3,358	27,068	11,405	104,930
Redemption fees	-	-	-	1,120
Shares repurchased	(1,010,273)	(8,559,246)	(361,766)	(3,602,799)
Net Increase (Decrease) in Shares of
Beneficial Interest	(466,999)	(3,811,477)	274,617	2,996,745

Share Information:
Institutional Class Shares	Shares	Amount	Shares (a)	Amount (a)
Shares sold	1,443,529	$ 11,843,917	531,296	$ 5,260,529
Reinvested dividends and distributions	1,575	12,268	6,415	56,971
Shares repurchased	(233,362)	(1,910,165)	(198,312)	(1,858,783)
Net Increase in Shares of Beneficial Interest	1,211,742	9,946,020	339,399	3,458,717

(a)	For the initial period from July 16, 2014 (Date of Initial Public Investment) to May 31, 2015.

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Financial Highlights

For a share outstanding during each		Advisor Class Shares
of the fiscal years ended May 31,		2016	2015		2014		2013	(e)	2012	(e)

Net Asset Value, Beginning of Year		$10.05	$10.07		$35.41		$28.69		$31.36

Income (Loss) from Investment Operations
Net investment loss		(0.07)	(0.13)		(0.07)		(0.49)		(0.40)
Net realized and unrealized gain (loss) on
investments		(1.33)	0.25	(f)	4.79		7.31		(1.68)

Total from Investment Operations		(1.40)	0.12		4.72		6.82		(2.08)

Less Distributions:
From net investment income		-	-		(0.02)		-		-
From net realized gains		(0.04)	(0.14)		(30.04)		(0.10)		(0.59)

Total Distributions		(0.04)	(0.14)		(30.06)		(0.10)		(0.59)

Paid in interest
From redemption fees		-	0.00	(d)	0.00	(d)	0.00	(d)	-

Total paid in interest		-	-		0.00		0.00		-

Net Asset Value, End of Year		$8.61	$10.05		$10.07		$35.41		$28.69

Total Return (a)(b)		(13.93)%	1.36%		14.11%		23.82%		(6.47)%

Net Assets, End of Year (in thousands)		$ 4,972	$10,497		$ 7,749		$ 7,424		$ 7,700

Ratios of:
Interest and Dividend Expenses to Average
Net Assets		0.12%	0.00%		0.00%		0.00%		0.00%
Gross Expenses to Average Net Assets (c)		2.06%	1.95%		2.12%		1.95%		2.69%
Net Expenses to Average Net Assets
(excluding interest/dividends) (c)(f)		1.94%	1.95%		1.95%		1.95%		1.95%
Net Expenses to Average Net Assets (c)		2.05%	1.95%		1.95%		1.95%		1.95%
Net Investment Loss to Average Net Assets		(0.79)%	(1.30)%		(1.47)%		(1.37)%		(1.34)%

Portfolio turnover rate		580.62%	335.07%		288.93%		60.68%		87.49%

(a)		Total return does not reflect sales charge, if any.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of merica and, consequently, the net asset value for financial reporting purposes and the returns based upon hose net asset values may differ from the net asset values and returns for shareholder transactions.

(c)		The expense ratios listed reflect total expenses prior to any waivers and reimbursements gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d)	Less than $0.01 per share.
(e)		The Fund had a 1:2.469 reverse stock split effective December 6, 2013. Prior year net asset values and per hare amounts have been restated to reflect the impact of the reverse stock split.
The net asset value reported at the original fiscal year end dates prior to the reverse stock split were s follows:

2013	2012
$14.34	$11.62
(f)		Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying unds. The expenses of the underlying funds are excluded from the Fund's expense ratio.

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended May 31,	2016	2015	(f)

Net Asset Value, Beginning of Period	$9.70	$10.00

Loss from Investment Operations
Net investment loss	(0.05)	(0.09)
Net realized and unrealized loss on
investments	(1.28)	(0.07)

Total from Investment Operations	(1.33)	(0.16)

Less Distributions:
From net investment income	-	-
From net realized gains	(0.04)	(0.14)

Total Distributions	(0.04)	(0.14)

Net Asset Value, End of Period	$8.33	$9.70

Total Return (c)(d)	(13.71)%	(1.43)%	(b)

Net Assets, End of Period (in thousands)	$12,927	$3,293

Ratios of:
Interest and Dividend Expenses to Average Net Assets	0.12%	0.00%
Gross Expenses to Average Net Assets (e)	1.83%	1.70%	(a)
Net Expenses to Average Net Assets
(excluding interest/dividends) (e)(g)	1.71%	1.70%	(a)
Net Expenses to Average Net Assets (e)	1.83%	1.70%	(a)
Net Investment Loss to Average Net Assets	(0.55)%	(1.02)%	(a)

Portfolio turnover rate	580.62%	335.07%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2015.
(g)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

1.  Organization and Significant Accounting Policies

The Goodwood SMID Cap Discovery Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on January 4, 2010. The investment objective of the Fund is to seek capital appreciation.  In order to achieve its investment objective, Goodwood Advisors, LLC ("Advisor") will seek to invest primarily in a portfolio of common stocks of companies that the Advisor believes have above-average future growth potential relative to their peers, using risk adjusted metrics as a comparative baseline.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Advisor Class Shares and Institutional Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Advisor Class Shares was January 4, 2010.  The Date of Initial Public Investment for the Institutional Class Shares was July 16, 2014.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the composite exchange listing for securities traded on multiple exchanges.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Options are valued at the mean of the last quoted bid and ask prices as of 4:00 p.m. Eastern Time (the "Valuation Time"). Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid/Offer (NBBO) pricing information provided by the pricing services. If there is an ask price but no bid price at the Valuation Time, the option shall be priced at the mean of zero and the ask price at the Valuation Time.  An option should be valued using fair value pricing when (i) a reliable last quoted ask price at the Valuation Time is not readily available or (ii) the Fund's investment advisor or Fund management does not believe the prices provided by the pricing services reflect the market value of such option.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of May 31, 2016 for the Fund's assets measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$15,649,931	$15,649,931	$-	$-
Limited Partnerships	511,620	511,620	-	-
Master Limited Partnership	252,880	252,880	-	-
Call Options Purchased	650,475	-	650,475	-
Put Options Purchased	53,125	-	53,125	-
U.S. Treasury Bills	1,849,732	-	1,849,732	-
Short-Term Investment	1,002,054	1,002,054	-	-
Total Assets	$19,969,817	$17,416,485	$2,553,332	$-

Liabilities
Common Stocks*	$2,129,161	$2,129,161	$-	$-
Call Options Written	5,250	-	5,250	-
Put Options Written	42,125	-	42,125	-
Total Liabilities	$2,176,536	$2,129,161	$47,375	$-

* Please refer to the Schedule of Investments for a breakdown by sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the fiscal year ended May 31, 2016.  The Fund did not hold any Level 3 securities during the year.  It is the Fund's policy to recognize transfers at the end of the reporting period.

Securities Sold Short
The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund's Statement of Operations.  The total dividend expense on securities sold short for the year ended May 31, 2016 was $8,528.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

A summary of option contracts written by the Fund during the fiscal year ended May 31, 2016 were as follows:

		Call Options			Put Options
Option Contracts Written for the fiscal year ended May 31, 2016	Number of Contracts		Premiums Received	Number of Contracts		Premiums Received
Options Outstanding, Beginning of Year	-		$-	-		$-
Options written	4,406		459,993	350		42,179
Options closed	(4,231)		(450,153)	-		-
Options expired	(75)		(5,507)	-		-
Options Outstanding, End of Year	100		$4,333	350		$42,179

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Loss on Investments on the Statement of Operations.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

The derivative instruments outstanding as of May 31, 2016 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed below serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of May 31, 2016:

Derivative Type	Location	Value
Equity Contracts – purchased options	Assets-Investments, at value	$ 703,600
Equity Contracts – written options	Liabilities-Options written, at value	$ 47,375

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2016:

Derivative Type	Location	Gains/Losses
Equity Contracts – purchased options	Net realized loss from investments	$(390,788)
Equity Contracts – written options	Net realized gain from options written	$39,066

Equity Contracts – purchased options	Net change in unrealized depreciation on investments	$(570,125)
Equity Contracts – written options	Net change in unrealized depreciation on options written	$(863)

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

2.  Transactions with Related Parties & Service Providers
Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund's average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.25% of the average daily net assets of the Fund.  In accordance with these terms, the Fund incurred $140,643 in advisory fees for the fiscal year ended May 31, 2016.

The Advisor has entered into an Operating Plan with the Administrator, under which it has agreed to (i) make payments to the administrator based upon the Fund's net assets according to a schedule included in the Operating Plan and (ii) assume certain expenses of the Fund outlined in the Operating Plan through May 31, 2016. These measures are intended to limit the Fund's operating expenses to 1.70% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses and distribution and/or service (12b-1) fees.  The Fund's net expense ratio will be higher than 1.70% to the extent the Fund incurs expenses excluded from this arrangement.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees.

Administrator
The Nottingham Company ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expenses to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund's average daily net assets.  The annual rate is 0.45% if the average daily net assets are under $40 million and gradually decreases to an annual rate of 0.094% once the average daily net assets reach $1.82 billion or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; ongoing filing fees; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums. The Fund incurred $50,632 in administration fees for the fiscal year ended May 31, 2016.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Distributor's fee arrangements with the Fund.

Certain officers of the Trust are also officers of the Advisor or the Administrator.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

3.  Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended May 31, 2016, $16,695 in fees were incurred by the Fund.

4.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2016	$64,224,533	$60,092,826
There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2016.

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions on federal income tax returns for the open tax years of 2013 through the fiscal year ended 2016, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year ended May 31, 2016, the Fund did not incur any interest or penalties.

Reclassifications to the capital accounts relate primarily to differing book/tax treatment of ordinary net investment losses.
For the fiscal year ended May 31, 2016, the following reclassifications were made:

Accumulated Net Investment Loss	$ 99,529
Paid in Interest	(99,529)

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	Distributions from
For the Fiscal Years Ended	Ordinary Income	Long-Term- Capital Gains
05/31/2016	$-	$41,749
05/31/2015	$208,703	$-

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to late-year loss deferrals, post-October losses, and wash sale losses.  The Fund elects to defer to its fiscal year ending May 31, 2017, $52,222 of Ordinary Loss recognized during the period from January 1, 2016 to May 31, 2016.  The current post-October loss was $27,000, realized during the period from November 1, 2015 through May 31, 2016.  These, and the late-year loss deferrals, will be recognized on the first day of the Fund's next fiscal year.  The Fund has a capital loss carryforward of $1,005,597, all of which is short-term in nature with no expiration.

(Continued)

Goodwood SMID Cap Discovery Fund

Notes to Financial Statements

May 31, 2016

At May 31, 2016, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 18,771,938

Unrealized Appreciation	$ 917,527
Unrealized Depreciation	(1,896,184)
Net Unrealized Depreciation	(978,657)

Capital Loss Carryforward	(1,005,597)
Late-Year Losses	(52,222)
Post-October Losses	(27,000)

Accumulated Deficit	$ (2,063,476)

6.  Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  Subsequent Events

Effective June 1, 2016, the Advisor entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, dividends on securities sold short, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.70% of the average daily net assets of the Fund.

The current term of the Expense Limitation Agreement remains in effect until May 31, 2017.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments in addition to the disclosure above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Goodwood SMID Cap Discovery Fund

We have audited the accompanying statement of assets and liabilities of the Goodwood SMID Cap Discovery Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended May 31, 2012 have been audited by other auditors, whose report dated July 26, 2012 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Goodwood SMID Cap Discovery Fund as of May 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 29, 2016

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

1.  Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.  Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.  Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended May 31, 2016.

During the fiscal year ended May 31, 2016, the Fund paid $41,749 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.  Schedule of Shareholder Expenses
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 through May 31, 2016.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Advisor Class Shares	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 993.20	$9.72
	$1,000.00	$1,015.25	$9.82
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Institutional Class Shares	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 994.10	$8.47
	$1,000.00	$1,016.50	$8.57
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.  Approval of Advisory Agreement
The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement.  At a quarterly meeting of the Fund's Board of Trustees on March 10, 2016, the Trustees approved the Investment Advisory Agreement for another term until March 31, 2017.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii)  investment performance of the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.

In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor's finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.  The Board also reviewed, among other things, the Advisor's financial statements, the Fund's most recent financial statements, fee and performance comparisons, brokerage commission reports for the prior twelve months, and a copy of the current Investment Advisory Agreement.

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks capital appreciation by investing in a portfolio of small and mid-cap companies that the Advisor believes have strong business history and prospects for the future, marketable products that stand out in their respective markets and proven and capable management teams.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance program, and the Advisor's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Lipper peer group average). The Trustees noted that the Advisor had provided services to the Fund for less than three years and its one-year performance ended December 31, 2015 was lower than its peers group average (-19.02% vs. -2.00%). The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective, policies and limitations. The Trustees also noted that the Fund's strategy was currently out of favor due to market conditions. After reviewing the short-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund under the Investment Advisory Agreement was 1.25% of average daily new assets. The Trustees evaluated the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Advisor responded to several questions about the financial condition of the firm and reviewed a profitability analysis with the Trustees.  The Trustees noted that the Advisor directly pays for certain expenses of the Fund under an Expense Limitation Agreement in order to help limit the Fund's annual operating expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the Fund's management fee was higher than most of the comparable and higher than the peer group average. The Trustees also determined that the Fund's net expense ratio was higher than most of the comparable funds and the peer group average.  The Trustees noted that the Fund was much smaller than the peer group average. The Trustees also noted that the Advisor's fee for separate account clients was similar to the management fee paid by the Fund.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

In considering the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund's fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels and, therefore, did not reflect economies of scale.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future.  The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Administrator since it utilized breakpoints. The Trustees also noted that the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund's expenses. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.  Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.04 per share.  After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.
In considering the Advisor's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics. Following further consideration and discussion, the Board indicated that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.
6.  Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,184 during the fiscal year ended May 31, 2016 for their services to the Fund and Trust.

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	17	None.
Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	17
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Leeward Investment Trust for its one series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	17
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp. Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	17	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Date of Birth: 06/1989	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

Goodwood SMID Cap Discovery Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
			n/a	n/a

Goodwood SMID Cap Discovery Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Goodwood Advisors, LLC
116 South Franklin Street	450 Laurel Street
Post Office Box 69	Suite 2105
Rocky Mount, North Carolina 27802-0069	Baton Rouge, Louisiana 70801

Telephone:	Telephone:

800-773-3863	866-841-8060

World Wide Web @:	World Wide Web @:

ncfunds.com	goodwood-funds.com

Item 2.  CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, May 31, 2016, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.
Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2015	2016
Goodwood SMID Cap Discovery Fund	$11,250	$11,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2015 and May 31, 2016 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2015	2016
Goodwood SMID Cap Discovery Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2015 and May 31, 2016 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.  SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.  CONTROLS AND PROCEDURES.
(a)	The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Goodwood SMID Cap Discovery Fund
Date: August 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Goodwood SMID Cap Discovery Fund
Date: August 9, 2016

By: (Signature and Title)	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer Goodwood SMID Cap Discovery Fund
Date: August 9, 2016